AXS Tactical Income Fund

Class A Shares: TINAX

Class I Shares: TINIX

A series of Investment Managers Series Trust II

Supplement dated May 31, 2024, to the

Summary Prospectus dated January 31, 2024.

Effective May 31, 2024 (the “Effective Date”), Jordan Kahn and Eric Hua are no longer portfolio managers of the AXS Tactical Income Fund (the “Fund”). Additionally, Travis Trampe has been added as a portfolio manager to the Fund. Parker Binion continues to serve as a portfolio manager to the Fund. Accordingly, as of the Effective Date, the Summary Prospectus is updated as follows:

The “Portfolio Managers” section of the Summary Prospectus for the Fund is replaced with the following:

Parker Binion, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since the Fund’s inception following the Reorganization of the Predecessor Fund. Travis Trampe, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since May 2024. Messrs. Binion and Trampe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records